Exhibit (h)(26) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

EXHIBIT A

TO THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of March 1, 2017)

Federated Adjustable Rate Securities Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated Core Trust:

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated High Yield Trust:

Federated Equity Advantage Fund

Federated High Yield Trust

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Managed Tail Risk Fund II

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Government Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Institutional Money Market Management

Federated Institutional Prime 60-Day Max Money Market Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Tax-Free Obligations Fund

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

EXHIBIT A

TO SCHEDULES A AND A(I) OF THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of March 1, 2017)

Federated Insurance Series:

Federated Government Money Fund II

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to the Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of March 1, 2017, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011, as amended (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement to extend the term of the Agreement by two (2) years on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) The first sentence of Section XV.A of the Agreement is deleted in its entirety and replaced as follows:

“A. Term. This Agreement shall remain in full force and effect for an initial term ending February 28, 2021(the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.”

(b) Exhibit A to the Agreement is deleted in its entirety and replaced with the attached Exhibit A.

2. No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3. Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4.	This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

State Street Bank and Trust Company

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

Each of the Investment Companies

Listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Fund Treasurer

EXHIBIT A

TO THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of August 1, 2017)

Federated Adjustable Rate Securities Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated Core Trust:

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Emerging Markets Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated High Yield Trust:

Federated Equity Advantage Fund

Federated High Yield Trust

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Managed Tail Risk Fund II

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Government Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Project and Trade Finance Tender Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust